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Exhibit 10.60

SECURITY AGREEMENT

        This SECURITY AGREEMENT ("Agreement") dated as of June 10, 2004, is made by the Persons listed on the signature pages hereto together with each of the Persons who may become a party hereto pursuant to Section 14 hereof, and each of them, jointly and severally, as Grantors (each a "Grantor" and collectively "Grantors") in favor of Bank of America, N.A., as the Administrative Agent ("Administrative Agent") under the Credit Agreement referred to below for the ratable benefit of each of the lenders which are parties to the Credit Agreement from time to time (collectively, the "Lenders" and individually, a "Lender"), as Secured Party, with reference to the following facts:

RECITALS

        A.    Pursuant to the Credit Agreement of even date herewith, by and among Herbst Gaming, Inc., a Nevada corporation ("Borrower"), the Lenders, and the Administrative Agent, (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Credit Agreement"), the Lenders have agreed to extend certain credit facilities to Borrower.

        B.    The Credit Agreement provides, as a condition of the availability of such credit facilities, that Grantors shall enter into this Agreement and shall grant security interests to Secured Party as herein provided.

        C.    Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.

AGREEMENT

        NOW, THEREFORE, in order to induce the Lenders to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, assign and grant as follows:

        1.     Definitions. This Agreement is the Security Agreement referred to in the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Credit Agreement. Terms defined in the Nevada Uniform Commercial Code and not otherwise defined in this Agreement or in the Credit Agreement shall have the meanings defined for those terms in the Nevada Uniform Commercial Code. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

        "Agreement" means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

        "Collateral" means and includes all present and future right, title and interest of Grantors, or any one or more of them, in or to any property or assets whatsoever, and all rights and powers of Grantors, or any one or more of them, to transfer any interest in or to any property or assets whatsoever, including, without limitation, any and all of the following property:

          (a)   All present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, payment intangibles, rights to payment, instruments, documents, chattel paper (whether tangible or electronic), security agreements, guaranties, letters of credit, letter-of-credit rights, undertakings, surety bonds, insurance policies (whether or not required by the terms of the Loan Documents), commercial tort claims, notes and drafts, and all forms of obligations owing to any Grantor or in which any Grantor may have any interest, however created or arising and whether or not earned by performance;

          (b)   All present and future general intangibles, all tax refunds of every kind and nature to which any Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer lists, trademarks (including any applications therefor), trade names, patents (including any applications therefor), licenses, copyrights (including any applications therefor), technology, processes, proprietary information and insurance proceeds of which any Grantor is a beneficiary;

          (c)   Whether characterized as accounts, general intangibles or otherwise, all rents (including, without limitation, prepaid rents, fixed, additional and contingent rents), issues, profits, receipts, earnings, revenue, income, security deposits, occupancy charges, hotel room charges, cabana charges, casino revenues, show ticket revenues, food and beverage revenues, room service revenues, merchandise sales revenues, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, instruction fees, membership charges, restaurant and snack bar revenues;

          (d)   All present and future deposit accounts of any Grantor, including, without limitation, any demand, time, savings, passbook or like account maintained by any Grantor with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of any Grantor, whether or not deposited in any such deposit account;

          (e)   All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to any Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

          (f)    All present and future goods, including, without limitation, all consumer goods, farm products, inventory, equipment, video lottery terminals, slot machines and other gaming devices and associated equipment (including, without limitation, gaming devices and associated equipment as defined in Nevada Revised Statutes Chapter 463 or by similar provisions under other applicable Laws), catalogs, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles, aircraft, documented and undocumented vessels, ships and other watercraft, and all other goods used in connection with or in the conduct of any Grantor's business including all goods as defined in Section 9102(a)(44) of the Uniform Commercial Code;

          (g)   All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

          (h)   All present and future stocks, investment property, bonds, debentures, securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, commodity accounts, subscription rights, options, warrants, puts, calls, certificates, partnership interests, limited liability company membership or other interests, joint venture interests, certificates of deposit, Investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

          (i)    All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

          (j)    All other tangible and intangible property of any Grantor;

          (k)   All rights, remedies, powers and/or privileges of any Grantor with respect to any of the foregoing; and

          (l)    Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, payment intangibles, general intangibles, deposit accounts, promissory notes, documents, instruments, certificates of deposit, chattel paper, investment property, letter-of-credit-rights, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing;

provided that the term "Collateral", as used in this Agreement, shall not include (i) any interests pledged pursuant to the Pledge Agreement, (ii) Real Property or (iii) any Property the purchase of which was financed by a purchase money security interest, including any capital lease obligation permitted under Article 7 of the Credit Agreement to the extent that the documents creating such purchase money security interest or capital lease prohibit the granting thereon, but only for so long as the related Indebtedness remains outstanding.

        "Distribution" means all interest, premiums, dividends, distributions, redemption payments, liquidation payments, other collections and payments, other investment property and other products and proceeds of any kind, with respect to any Investment Collateral or other investment property.

        "Grantors" means Borrower and those Subsidiaries of Borrower, if any, that are parties hereto as indicated on the signature pages hereof, or that become parties hereto as provided in Section 14 hereof, and each of them, and any one or more of them, jointly and severally. At such times, if any, as no Subsidiaries of Borrower are parties hereto, the term "Grantors" shall refer solely to Borrower.

        "Investment Collateral" shall have the meaning set forth therefor in Section 9.

        "Secured Obligations" means (a) with respect to Borrower, all of the Secured Obligations of Borrower at any time or from time to time owed to Secured Party under the Loan Agreement, (b) with respect to Flamingo Paradise Gaming, L.L.C., a Nevada limited liability company ("Flamingo"), all of the Secured Obligations of Flamingo at any time or from time to time owed to Secured Party under the Guaranty dated as of even date herewith, by Flamingo in favor of Secured Party, (c) with respect to Market Gaming, Inc., a Nevada corporation ("Market Gaming"), all of the Secured Obligations of Market Gaming at any time or from time to time owed to Secured Party under the Guaranty dated as of even date herewith, by Market Gaming in favor of Secured Party, (d) with respect to E-T-T, Inc., a Nevada corporation ("ETT"), all of the Obligations of ETT at any time or from time to time owed to Secured Party under the Guaranty of even date herewith, by ETT in favor of Secured Party and (e) with respect to all other Subsidiaries, all of the Secured Obligations of such Subsidiaries at any time or from time to time owed to Secured Party under the Guaranty dated as of even date herewith, by such Subsidiaries in favor of Secured Party, all whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent.

        "Secured Party" means the Administrative Agent (acting as the Administrative Agent and/or on behalf of the Lenders, the L/C Issuer, and any party to a Secured Swap Contract that is an Affiliate of a Lender) and the Lenders which are parties to the Credit Agreement from time to time. Subject to the terms and conditions of the Credit Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Administrative Agent.

        2.     Further Assurances. At any time and from time to time at the request of Secured Party, each Grantor, as applicable shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance satisfactory to Secured Party as shall be necessary or desirable to fully perfect, when filed and/or recorded, Secured Party's security interests granted pursuant to Section 3 of this Agreement for the benefit of the Secured Party and for the ratable benefit of the Lenders. At any time and from time to time, Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interests granted in Section 3 of this Agreement. Before and after the occurrence of any Event of Default, at Secured Party's request, each Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of Secured Party, or the priority thereof. With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Secured Party's security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Grantors will upon demand of Secured Party deliver possession of same in pledge to Secured Party. With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, other Investments or the like, Grantors hereby consent and agree (a) to notify any securities intermediary, depositary institution or other bailee therefor, and any issuer thereof, obligor thereon or registrar, transfer agent or trustee thereof, of the security interest of Secured Party therein, (b) to require any such party to execute and deliver to Secured Party such acknowledgments, instruments, control agreements or other agreements as may be necessary for Secured Party to maintain the perfection of such security interest; and (c) that any such party shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

        3.     Security Agreement. For valuable consideration, Grantors and each of them hereby assign and pledge to Secured Party, and grant to Secured Party a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

        4.     Grantors' Representations, Warranties and Agreements. Grantors represent, warrant and agree that: (a) each Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the portion of the Collateral owned by it, except such as are timely contested in good faith or those that are immaterial so long as no material property of such Grantor is in jeopardy of being seized, levied upon or forfeited, and upon its failure to pay or so contest such taxes, charges, Liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be used for any unlawful purpose or in violation of any Law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) each Grantor will, to the extent consistent with good business practice, keep the portion of the Collateral owned by it in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like property; (d) each Grantor will take all reasonable steps to preserve and protect the Collateral; (e) each Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Credit Agreement and will cause Secured Party to be designated as an additional insured and loss payee with respect to all insurance (whether or not required by the Credit Agreement), will obtain the written agreement of the insurers that such insurance shall not be cancelled, terminated or materially modified to the detriment of Secured Party without at least thirty (30) days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (f) Grantors will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof or of the Credit Agreement, Grantors will not remove or permit to be removed any part of the Collateral from their places of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Documents; (g) in the event any Grantor changes its name or its address as either are set forth herein or in the Credit Agreement, such Grantor will notify Secured Party of such name and/or address change promptly, but in any event, within five (5) Business Days; and (h) all acknowledgments, instruments, control agreements or other agreements with any securities intermediary, depositary institution or other bailee for the Collateral, and any issuer thereof, obligor thereon or registrar, transfer agent or trustee thereof, that are necessary for Secured Party to maintain the perfection of its security interest in the Collateral as of the Closing Date, are listed in Schedule I hereto, and all of such agreements have been delivered to Secured Party.

        5.     Secured Party's Rights Regarding Collateral. At any time (whether or not an Event of Default has occurred), at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, subject to Gaming Laws, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (a) at all reasonable times on reasonable prior notice, enter upon any premises on which Collateral is situated and examine the same or (b) on reasonable prior notice, perform any obligation of any Grantor under this Agreement or any obligation of any other Person under the Loan Documents. At any time and from time to time, subject to compliance with Gaming Laws, at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to, request from obligors on the Collateral, in the name of any Grantor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon. Each Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Each Grantor shall at any time at Secured Party's request mark the Collateral and/or such Grantor's ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests. Secured Party shall at all reasonable times on reasonable prior notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of Grantors shall be carried out by Secured Party through Grantors' independent auditors unless Secured Party shall then have the right directly to notify obligors on the Collateral as provided in Section 8. Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of any Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

        6.     Collections on the Collateral. Except as otherwise provided in any Loan Document, Grantors shall have the right to use and to continue to make collections on and receive other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, Grantors' rights to make collections on and receive other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantors in trust for Secured Party and immediately delivered in kind to Secured Party. Any remittance received by any Grantor from any Person shall be presumed to relate to the Collateral and to be subject to Secured Party's security interests. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the sole right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of the appropriate Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by the appropriate Grantor, to the same extent as though it were manually executed by the duly authorized officer of the appropriate Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and each Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

        7.     Possession of Collateral by Secured Party. All the Collateral now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the Collateral delivered to Secured Party may be held in an interest-bearing or non-interest-bearing account, in Secured Party's sole and absolute discretion, and Secured Party may, in its discretion, apply any such interest to payment of the Secured Obligations. Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon. Subject to Gaming Laws, upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party's possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantors' obligations with respect thereto, or otherwise. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantors, and the receipt of any of the same by any Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

        8.     Rights Upon Event of Default. Subject to Gaming Laws, upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable Law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 6 hereof) or under any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in the applicable jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantors and without affecting the obligations of Grantors hereunder or under any other Loan Document, or the enforceability of the Liens and security interests created hereby: (a) to foreclose the Liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to cause the Collateral to be registered in the name of Secured Party, as legal owner; (g) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral; (h) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (i) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of any Grantor; (j) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of any Grantor, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and each Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantors may be applied by Secured Party without notice to Grantors to the Secured Obligations in such order and manner as Secured Party in its sole discretion shall determine; (k) to insure, process and preserve the Collateral; (l) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (m) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of each Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the portion of the Collateral owned by such Grantor or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of any Grantor for such purposes and for such periods of time as reasonably required by Secured Party; (n) to receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to the appropriate Grantor such opened mail as does not relate to the Collateral; and (o) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Grantors will, at Secured Party's request, assemble the Collateral (or any part thereof, as requested) and make it available to Secured Party at places which Secured Party may reasonably designate, whether at the premises of Grantors or elsewhere (provided, however, that Grantors shall not be required to deliver Collateral consisting of gaming devices to a location in a jurisdiction where possession of such items is unlawful), and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantors for the purpose of Secured Party's taking possession of such Collateral or storing the same or removing or putting such Collateral in salable form or selling or disposing of same.

        Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantors hereby expressly consent upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

        Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Grantors' places of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral being within the view of prospective purchasers. With respect to any Collateral located within or subject to the jurisdiction of a Gaming Board, Secured Party may also request, in connection therewith, such Gaming Board to petition such local judicial or administrative tribunal or other authority as may be deemed appropriate by Secured Party for the appointment of a supervisor or similar official to conduct the normal gaming activities on the premises following the appointment of a receiver or similar remedy. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantors expressly waive any right to direct the order and manner of sale of any Collateral. Subject to applicable laws, Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorney costs) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating the Collateral and the like, and then to the satisfaction of the Secured Obligations with application as to any particular Secured Obligations to be in the order set forth in the Credit Agreement or other Loan Documents. Grantors and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral. After all the Secured Obligations have been indefeasibly paid, the balance after such sale, disposition, collection or liquidation of the collateral shall immediately be reassigned and redelivered to the applicable Grantor or to the Person or Persons otherwise legally entitled thereto.

        Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to the Grantor thereof, such notice as may be required by the applicable Uniform Commercial Code of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. Each Grantor hereby irrevocably appoints Borrower as its agent for the purpose of receiving notices hereunder and agrees that such Grantor shall be deemed to have conclusively received any such notice when received by Borrower. Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this paragraph.

        Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person, and each Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

        9.     Attorney-in-Fact. Each Grantor hereby irrevocably nominates and appoints Secured Party as its attorney-in-fact for the following purposes: (a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which any Grantor is obligated to do under this Agreement, at the expense of the Grantor so obligated and without any obligation to do so; (c) to prepare, sign, file and/or record, for any Grantor, in the name of the appropriate Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto.

        10.   Costs and Expenses. Each Grantor agrees to pay to Secured Party all costs and expenses (including, without limitation, reasonable attorney costs) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorney costs, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Secured Obligation of any Grantor under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by each Grantor, immediately upon demand, together with interest thereon at the rate then applicable to Obligations under the Credit Agreement.

        11.   Statute of Limitations and Other Laws. Until the Secured Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations. Each Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

        12.   Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by any Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Credit Agreement or any other Loan Document that apply to

Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

        13.   Continuing Effect. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Administrative Agent or any Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        14.   Additional Grantors. From time to time following the Closing Date, additional Persons may become parties hereto, as additional Grantors, by executing and delivering to Secured Party an Instrument of Joinder substantially in the form of Exhibit A, accompanied by such documentation as the Secured Party may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by Secured Party, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the Liens upon its property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Subsidiary of Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

        15.   Release of Grantors. This Agreement and all obligations of Grantors hereunder shall be released when (i) all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of the Commitments remains outstanding. Upon such release of Grantors' obligations hereunder, Secured Party shall return any pledged Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantors.

        16.   Additional Powers and Authorization. Secured Party shall be entitled to the benefits accruing to it as Administrative Agent under the Credit Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, Secured Party may employ agents, trustees, or attorneys-in-fact and may vest any of them with any property (including, without limitation, any Collateral pledged hereunder), title, right or power deemed necessary for the purposes of such appointment.

        17.   Amendment, Waiver, Etc. This Agreement shall not be amended, modified, supplemented, extended, terminated or waived (explicitly or by implication) except in the manner permitted by the terms of the Credit Agreement.

        18.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

        19.   Financing Statement Property Description. To perfect the security interests granted under this Agreement, Grantor expressly authorizes Secured Party to file financing statements naming Grantor as debtor with the Collateral description "all assets of the debtor", "all personal property of the debtor" or other words to that effect, except that such financing statements shall not include or grant or purport to grant any security interest in any items of property otherwise excluded as Collateral pursuant to provisions hereof.

        20.   Incorporation of Suretyship Provisions and Waivers. The attached Exhibit B, "Suretyship Provisions and Waivers," is hereby incorporated by this reference as though set forth herein in full.

        21.   GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA.

        22.   WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

"Grantors"
HERBST GAMING, INC., a Nevada corporation
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	President

FLAMINGO PARADISE GAMING, LLC, a Nevada limited liability company
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	Manager

MARKET GAMING, INC., a Nevada corporation
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	President

CARDIVAN COMPANY, a Nevada corporation
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	President

CORAL COIN, INC., a Nevada corporation
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	President

CORRAL COUNTRY COIN, INC., a Nevada corporation
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	President

E-T-T ENTERPRISES L.L.C., a Nevada limited liability company
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	Manager

E-T-T, INC., a Nevada corporation
By:	/s/ EDWARD H. HERBST
Name:	Edward J. Herbst
Title:	President

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:
"Secured Party"
BANK OF AMERICA, N.A. as Administrative Agent
By:	/s/ PETER J. VITALE
Name:	Peter J. Vitale
Title:	Senior Vice President

SCHEDULE I

[BORROWER TO PROVIDE]

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EXHIBIT A
TO
SECURITY AGREEMENT

INSTRUMENT OF JOINDER

        THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of                         ,             , by                         , a                          ("Joining Party"), and delivered to Bank of America, N.A., as Administrative Agent ("Administrative Agent"), pursuant to the Security Agreement dated as of June 10, 2004 made by Herbst Gaming, Inc., a Nevada corporation, Flamingo Paradise Gaming, LLC, a Nevada limited liability company, Market Gaming, Inc., a Nevada corporation, Cardivan Company, a Nevada corporation, Corral Coin, Inc., a Nevada corporation, Corral Country Coin, Inc., a Nevada corporation, E-T-T Enterprises L.L.C., a Nevada limited liability company, and E-T-T, Inc., a Nevada corporation, as initial Grantors, in favor of the Administrative Agent and the Lenders referred to below (as amended, extended, renewed, supplemented or otherwise modified, the "Security Agreement"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Security Agreement.

RECITALS

        (a)   The Security Agreement was made by the Grantors in favor of the Administrative Agent for the ratable benefit of the Lenders that are parties to that certain Credit Agreement dated as of June 10, 2004, by and among Herbst Gaming, Inc., a Nevada corporation ("Borrower"), the Lenders which are parties thereto and the Administrative Agent (the "Credit Agreement").

        (b)   Joining Party has become a Significant Subsidiary of Borrower, and as such is required pursuant to Section 5.11 of the Credit Agreement to become a Grantor.

        (c)   Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Credit Agreement.

        NOW THEREFORE, Joining Party agrees as follows:

AGREEMENT

        (1)   By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 16 of the Security Agreement. Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Security Agreement and will be bound by all terms, conditions, and duties applicable to a Grantor under the Security Agreement.

[Remainder of Page Intentionally Left Blank]

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        (2)   The effective date of this Joinder is                         ,             .

"Joining Party"

a

By:
Name:
Title:

ACKNOWLEDGED:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

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EXHIBIT B
TO
SECURITY AGREEMENT

SURETYSHIP PROVISIONS AND WAIVERS

        1.     Waivers and Consents. Each Grantor acknowledges that the Liens created or granted herein will or may secure obligations of Persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

          (a)   supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

          (b)   supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

          (c)   accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof;

          (d)   accept partial payments on the Secured Obligations;

          (e)   receive and hold additional security or guaranties for the Secured Obligations or any part thereof;

          (f)    release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine;

          (g)   release any Person or any guarantor from any personal liability with respect to the Secured Obligations or any part thereof;

          (h)   settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

          (i)    consent to the merger, change or any other restructuring or termination of the corporate or other existence of Borrower or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any Lien hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

        Upon the occurrence of and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Secured Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of any Grantor, or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Secured Party may proceed against any Person and/or collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether or not action is brought or prosecuted with respect to any other security or against any other Grantor, Borrower or any other

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Person, or whether or not any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any Person may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the validity of, or the pledge or security interest granted or created by, this Agreement. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of any Grantor or any other Person or otherwise (and whether by litigation, settlement, demand or otherwise), all as though such amount had not been paid. Each Grantor agrees that the Liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all the Secured Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided for in the Credit Agreement and the note(s) thereunder, even though the Secured Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure or subordination of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Obligor (other than by reason of the full payment and performance of all Secured Obligations), (d) any failure of Secured Party to marshal assets in favor of such Grantor or any other Person, (e) except as otherwise provided in this Agreement, any failure of Secured Party to give notice of sale or other disposition of collateral to such Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise provided in this Agreement, any failure of Secured Party to comply with applicable Laws in connection with the sale or other disposition of any Pledged Collateral or other security for any Secured Obligation, including, without limitation, any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any Pledged Collateral or other security for any Secured Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower or any other Person or the Secured Obligations or any other security or guaranty therefor by operation of Law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted, the benefits of any form of one-action rule under any applicable Law, or (q) any action taken by Secured Party that is authorized by this Section 1 or any other provision of any Loan Document. Until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, Grantors shall have no right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now

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has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any other security now or hereafter held by Secured Party. Each Grantor waives all rights and defenses arising out of an election of remedies by Secured Party, even though that election of remedies, such as a non-judicial foreclosure with respect to security for the Secured Obligations has destroyed such Grantor's rights of subrogation and reimbursement against the principal. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Secured Obligations.

        2.     Condition of Borrower and its Subsidiaries. Each Grantor represents and warrants to Secured Party that such Grantor has established adequate means of obtaining from Borrower and its Subsidiaries on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries, and their Properties, and such Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties. To the maximum extent permitted by law, each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party (should any such duty exist) to disclose to such Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries, or their Properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Obligations, Secured Party need not inquire into the powers of any Borrower or any of its Subsidiaries thereof, or the officers or employees acting or purporting to act on their behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

        3.     Liens on Real Property. In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any obligations of any Grantor, the enforceability of this Agreement, or the validity or enforceability of any Liens of Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. To the maximum extent permitted by law, each Grantor expressly waives any defenses to the enforcement of this Agreement or any Liens created or granted hereby or to the recovery by Secured Party against Borrower, any other Obligor or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Grantor and may preclude such Grantor from obtaining reimbursement or contribution from any other Person. Each Grantor expressly waives any defenses or benefits that may be derived Nevada Revised Statutes Sections 40.430 (and judicial decisions relating thereto), 40.451, 40.455, 40.457 and 40.459, or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under any other applicable Law. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Grantor's failure to receive any such notice shall not impair or affect such Grantor's obligations hereunder and under the other Loan Documents or the enforceability of this Agreement or any Liens created or granted hereby.

        4.     Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Grantor is a Party, each Grantor hereby waives with respect to Borrower and its successors and assigns (including any surety) and any other Person any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to indemnity, to

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contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Grantor may have or hereafter acquire against Borrower or any other Person in connection with or as a result of such Grantor's execution, delivery and/or performance of this Agreement or any other Loan Document to which such Grantor is a Party. Each Grantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety) which is directly or indirectly a creditor of any other Person or any surety for any other Person, either directly or as an attempted setoff to any action commenced against such Grantor by Borrower (as borrower or in any other capacity) or any other Person. Each Grantor hereby acknowledges and agrees that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect such Grantor's liability hereunder, under any other Loan Document to which such Grantor is a Party, or the enforceability hereof or thereof.

        5.     Waiver of Discharge. Without limiting the generality of the foregoing, each Grantor hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral.

        6.     Understandings with Respect to Waivers and Consents. Each Grantor warrants and agrees that each of the waivers and consents set forth herein is made after consultation with legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Borrower, Secured Party or others, or against collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

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QuickLinks

  Exhibit 10.60
SECURITY AGREEMENT